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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K





                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                          Date of Report: May 16, 2000




                         Liberty Group Operating, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



           Delaware                   333-46959               36-4197636
 ----------------------------       ------------          -------------------
 (State or Other Jurisdiction        (Commission             (IRS Employer
       of Incorporation)            File Number)          Identification No.)



    3000 Dundee Road, Northbrook, Illinois                   60062
    --------------------------------------                 --------
   (Address of Principal Executive Offices)               (Zip Code)

        Registrant's telephone number, including area code (847) 272-2244
                                                           --------------


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

(a)   Downers Grove Reporter, Inc. Acquisition

      On May 1, 2000, the Registrant (through Liberty Group Suburban Newspapers, Inc., a Delaware corporation and a wholly-owned subsidiary of the Registrant (the "Registrant's Suburban Newspapers Subsidiary")), purchased (i) all of the issued and outstanding shares of capital stock (the "Downers Grove Shares") of Downers Grove Reporter, Inc., an Illinois corporation ("Downers Grove"), from the shareholders of Downers Grove (the "Shareholders"), and (ii) certain real property in Downers Grove, Illinois (the "Reporter Real Property") owned by Downers Grove Reporter, an Illinois general partnership (the "Reporter"), and an affiliate of the Shareholders, and leased to Downers Grove. By acquisition of the Downers Grove Shares, the Registrant acquired substantially all of the assets owned by Downers Grove, including the mastheads, trade names, trademarks, service marks and other marks (and the goodwill associated therewith), subscriber lists, cash on hand, inventory, accounts receivable and equipment of the newspapers published, marketed and distributed by Downers Grove.

      Prior to this transaction, other than the relationship between the Shareholders and the Reporter, no material relationship existed between the Registrant and the Shareholders or the Reporter, or between any affiliates of such entities.

      At the closing of this transaction, the Registrant (a) paid to the Shareholders $8,419,496, in cash, and (b) deposited an additional $1,000,000 of the cash purchase price otherwise payable to the Shareholders for the Downers Grove Shares (collectively, the "Share Purchase Price") into an escrow account until November 2, 2001 pursuant to the Escrow Agreement between the Shareholders, the Registrant's Subsidiary and Old Kent Bank, as escrow agent. In addition, the Registrant paid $2,000,000 to the Reporter for the Reporter Real Property.

      The Share Purchase Price includes a payment for the net working capital (cash, accounts receivable, inventory and other assets net of current liabilities) of Downers Grove as of May 1, 2000 which was estimated to be in the amount of approximately $980,000 for closing purposes and is subject to a post-closing adjustment, as set forth in the purchase agreement.

      The cash portion of the purchase price in this transaction was provided under the credit facility the Registrant has in place which is led by Citicorp USA, Inc., as administrative agent.






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      McDonough County Shopper, Inc./Fulton County Shopper, Inc. Acquisition

      On May 1, 2000, the Registrant (through Liberty Group Illinois Holdings, Inc., a Delaware corporation and a wholly-owned subsidiary of the Registrant (the "Registrant's Illinois Subsidiary")), purchased substantially all of the assets of the McDonough County Shopper, Inc., an Illinois corporation, and the Fulton County Shopper, Inc., an Illinois corporation (collectively, the "Sellers"), including the mastheads, trade names, trademarks, service marks and other marks (and the goodwill associated therewith), subscriber lists, cash on hand, inventory, accounts receivable and equipment of the newspapers published, marketed and distributed by the Sellers.

      Prior to this transaction, no material relationship existed between the Registrant and the Sellers, or between any affiliates of such entities.

      At the closing of this transaction, the Registrant (a) paid to the Sellers $3,000,000 in cash, and (b) agreed to pay an additional $500,000 in the aggregate in five (5) installments of $200,000, $100,000, $100,000, $50,000 and $50,000 on the first, second, third, fourth and fifth anniversaries of the closing date, together with interest thereon at the rate set forth therein (collectively, the "Asset Purchase Price").

      The Asset Purchase Price is subject to a post-closing decrease, as set forth in the purchase agreement, based upon the liabilities of the Sellers as of May 1, 2000 which were assumed by Registrant's Illinois Subsidiary under the purchase agreement.

      The cash portion of the purchase price in this transaction was provided under the credit facility the Registrant has in place which is led by Citicorp USA, Inc., as administrative agent.

(b)   Downers Grove Reporter, Inc. Acquisition

      The Registrant acquired (i) the Downers Grove Shares from the Shareholders and thereby acquired substantially all of the assets owned by Downers Grove in its business of publishing, marketing and distributing newspapers and (ii) the Reporter Real Property from the Reporter. The Registrant will use these assets for the same purposes as previously used by Downers Grove.

      The foregoing summary of the terms of this transaction is qualified in its entirety by reference to the provisions of the Purchase Agreement, dated as of May 1, 2000, by and between the Shareholders, the Reporter and the Registrant's Suburban Newspapers Subsidiary, a copy of which is filed as an exhibit to this Report and is hereby incorporated herein by reference.




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      McDonough County Shopper, Inc./Fulton County Shopper, Inc. Acquisition

      The Registrant acquired the Purchased Assets from the Sellers substantially all of the assets owned by the Sellers in their business of publishing, marketing and distributing newspapers. The Registrant will use these assets for the same purposes as previously used by the Sellers.

      The foregoing summary of the terms of this transaction is qualified in its entirety by reference to the provisions of the Purchase Agreement, dated as of May 1, 2000, by and between the Sellers, James M. Helenthal and the Registrant's Illinois Subsidiary, a copy of which is filed as an exhibit to this Report and is hereby incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial Statements of Businesses Acquired

      Audited financial statements of Downers Grove and the Sellers required pursuant to Regulation S-X cannot be provided at this time, but shall be filed as soon as practicable and in no event later than 60 days after the date by which this Report on Form 8-K is required to be filed.

(b)   Pro Forma Financial Information

      The pro forma financial information required pursuant to Article 11 of Regulation S-X cannot be provided at this time, but shall be filed as soon as practicable and in no event later than 60 days after the date by which this Report on Form 8-K is required to be filed.

(c)   Exhibits

      2.1 Purchase Agreement, dated as of May 1, 2000, by and between the shareholders of Downers Grove Reporter, Inc., Downers Grove Reporter and Liberty Group Suburban Newspapers, Inc.

      2.2 Purchase Agreement, dated as of May 1, 2000, by and between McDonough County Shopper, Inc., Fulton County Shopper, Inc., James M. Helenthal and Liberty Group Illinois Holdings, Inc.








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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 Liberty Group Operating, Inc.


Date: May 16, 2000               By:    /s/ KENNETH L. SEROTA
                                    ---------------------------

                                 Title: President and Chief Executive Officer
                                        -------------------------------------











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                                  Exhibit Index

                                                                                      Sequential
                                                                                         Page
     Exhibit #                                   Item                                   Number
--------------------       -------------------------------------------------       ------------------

      2.1                  Purchase Agreement, dated as of May 1, 2000, by                7
                           and between the shareholders of Downers Grove
                           Reporter, Inc., Downers Grove Reporter and
                           Liberty Group Suburban Newspapers, Inc.

      2.2                  Purchase Agreement, dated as of May 1, 2000, by               51
                           and between McDonough County Shopper, Inc.,
                           Fulton County Shopper, Inc., James M. Helenthal
                           and Liberty Group Illinois Holdings, Inc.











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